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                                                                   EXHIBIT 99.5



                                CERTIFICATION OF
                                    PRESIDENT
                         OF RANGE RESOURCES CORPORATION
                       PURSUANT TO 18 U.S.C.SECTION 1350


         1. I, John H. Pinkerton, President of Range Resources Corporation (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q/A for the quarterly period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to
Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         2. I further certify to the best of my knowledge that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


                                             By:  /s/ John H. Pinkerton
                                                ------------------------------
                                                Name:  John H. Pinkerton
                                                Date:  October 24, 2002